UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015 (October 14, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 14, 2015, Sanchez Energy Corporation (the “Company”) and SN Catarina, LLC, a wholly-owned subsidiary of the Company (“Seller”), completed the previously announced sale of Seller’s interests in Catarina Midstream, LLC, a wholly-owned subsidiary of Seller (“Midstream”), which as of the closing owned (i) certain midstream gathering lines and associated assets and interests located in Dimmit County and Webb County, Texas and (ii) 105,263 common units of Sanchez Production Partners LP (“Buyer”), to Buyer for approximately $345.8 million in cash, subject to post-closing adjustments (the “Transaction”).

In connection with the closing of the Transaction, Seller and Midstream entered into a Firm Gathering and Processing Agreement (the “Gathering Agreement”) on October 14, 2015 for an initial term of 15 years under which production from approximately 35,000 acres in Dimmit County and Webb County, Texas will be dedicated for gathering by Midstream.  In addition, for the first five years of the Gathering Agreement, Seller will be required to meet a minimum quarterly volume delivery commitment of 10,200 barrels per day of crude oil and condensate and 142,000 Mcf per day of natural gas, subject to certain adjustments.  Seller will be required to pay gathering and processing fees of $0.96 per barrel for crude oil and condensate and $0.74 per Mcf for natural gas that are tendered through the gathering system, in each case, subject to an annual escalation for a positive increase in the consumer price index.  In addition, Seller has, under certain circumstances, a right of first refusal during the term of the agreement and afterwards with respect to dispositions by Midstream of its ownership interest in the gathering system.

Antonio R. Sanchez, III, is the Company’s Chief Executive Officer and is a member of the board of directors of both the Company and of the general partner of Buyer.  Sanchez Oil and Gas Corporation (“SOG”) is a private company that provides certain services to both the Company and Buyer.  Antonio R. Sanchez, Jr., the father of Antonio R. Sanchez, III, is a member of the board of directors of the Company and both are officers and directors of SOG.  Patricio D. Sanchez, the son of Antonio R. Sanchez, Jr. and brother of Antonio R. Sanchez, III, is an officer of SOG and an officer and director of the general partner of Buyer.  Eduardo A. Sanchez, the son of Antonio R. Sanchez, Jr. and brother of Antonio R. Sanchez, III and Patricio D. Sanchez, is the Company’s President and a director of the general partner of Buyer.  Antonio R. Sanchez, Jr., Antonio R. Sanchez, III, Patricio D. Sanchez and Eduardo A. Sanchez all directly or indirectly own certain equity interests in the Company, Buyer and SOG.

The Transaction was reviewed and approved by the board of directors of the Company following review and approval by the board’s audit committee, which is composed entirely of independent directors.  Evercore Group L.L.C. acted as sole financial advisor to the audit committee of the board of directors of the Company.  Richards, Layton & Finger, P.A. served as counsel to the audit committee and Akin Gump Strauss Hauer & Feld LLP represented the Company in connection with the negotiation for the Transaction.

The Purchase and Sale Agreement for the Transaction (the “Purchase Agreement”) and the Gathering Agreement contain representations and warranties, covenants, indemnification provisions and adjustments that are typical for these types of transactions.  Such representations, warranties, covenants, indemnifications and other provisions were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Purchase Agreement and the Gathering Agreement should not be relied upon as constituting a description of the actual state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The summary of the Purchase Agreement set forth above does not purport to be complete, and is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information included, or incorporated by reference, in Item 1.01 is incorporated in this Item 2.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 is incorporated in this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On October 14, 2015, the Company issued a press release announcing the closing of the Transaction, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company as of June 30, 2015 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014, each of which give effect to the Transaction, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1

Purchase and Sale Agreement, dated September 25, 2015, by and among Sanchez Energy Corporation, SN Catarina, LLC and Sanchez Production Partners LP. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 29, 2015.)*

99.1	Press release dated October 14, 2015 announcing the closing of the Transaction.

99.2

The unaudited pro forma combined balance sheet of the Company as of June 30, 2015 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014, each of which give effect to the Transaction.

*                 The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are set forth on page iii of the Purchase and Sale Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: October 20, 2015	By:	/s/ G. Gleeson Van Riet
		Name:	G. Gleeson Van Riet
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Purchase and Sale Agreement, dated September 25, 2015, by and among Sanchez Energy Corporation, SN Catarina, LLC and Sanchez Production Partners LP. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated September 29, 2015.)*

99.1	Press release dated October 14, 2015 announcing the closing of the Transaction.

99.2

The unaudited pro forma combined balance sheet of the Company as of June 30, 2015 and the unaudited pro forma combined statement of operations of the Company for the year ended December 31, 2014 and for the six months ended June 30, 2015 and 2014, each of which give effect to the Transaction.

*                 The exhibits and schedules to the Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request.  Descriptions of such exhibits and schedules are set forth on page iii of the Purchase and Sale Agreement.